UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2007 (March 7, 2007)

BROWN SHOE COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Election of Director

On March 8, 2007, the Company’s Board of Directors, based on a recommendation of the Governance and Nominating Committee, elected Ward M. Klein to fill the vacancy on the Board of Directors that resulted when the Bylaws were amended to change the number of directors from nine to ten (as described in Item 5.03 of this Form 8-K), with a term to expire at the Company’s 2007 annual meeting of stockholders or until his successor has been duly elected and qualified.

Mr. Klein will be entitled to receive the same compensation for service as a director as is provided to other directors of the Company, as described under “Corporate Governance - Compensation of Non-Employee Directors” contained in the Company’s Proxy Statement dated April 17, 2006 filed with the Securities and Exchange Commission, which description is hereby incorporated by reference herein.

Executive Compensation

On March 7, 2007, after a review of performance and competitive market data, the Compensation Committee of the Company’s Board of Directors of Brown Shoe Company, Inc. approved the base salaries for fiscal 2007 for the executive officers named in the Summary Compensation Table of the Company’s 2006 Proxy Statement, except for Andrew M. Rosen, who retired on October 28, 2006. A summary of the salaries for the named executive officers for fiscal 2006 and fiscal 2007 and a description of compensation and benefits is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2007, the Board of Directors approved an amendment to the Certificate of Incorporation to change the par value of our common stock from $3.75 per share to $.01 per share. The amendment to the Certificate of Incorporation must be approved by shareholders in order to be effective, and such amendment will be submitted to shareholders for approval at the Company’s 2007 annual meeting of stockholders.

On March 8, 2007, the Board of Directors amended Article II, Section 1 of the Company’s Bylaws to increase the number of directors from nine to ten effective March 8, 2007.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.

Date: March 13, 2007	By:	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit
3.1	Bylaws, effective March 8, 2007, filed herewith
10.1*	Summary of the salaries and benefits for the named executive officers of the registrant, filed herewith
10.2(a)*	Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit C to the registrant’s definitive proxy statement dated April 16, 2002
10.2(b)*	Amendment to Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit B to the registrant’s definitive proxy statement dated April 15, 2005
10.2(c)*	Amendment to Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit B to the registrant’s definitive proxy statement dated April 17, 2006

* Denotes management contract or compensatory plan arrangements.